UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 23, 2011
WESTWOOD ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14691	95-3980449

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 W. 42nd Street New York, NY	10036

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 419-2900
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4	Matters Related to Accountants and Financial Statements
Item 4.01 Changes in Registrant’s Certifying Accountant.
Dismissal of Previous Independent Registered Public Accounting Firm
On November 23, 2011, Westwood One, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm. The Audit Committee approved such dismissal on November 23, 2011.
PwC’s reports on the financial statements of the Company for the years ended December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2010 and 2009, and through November 23, 2011, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference thereto in their reports.
During the years ended December 31, 2010 and 2009 and through November 23, 2011, there have been no reportable events with the Company as defined in Item 304(a)(1)(v) of Regulation S-K except that PwC’s audit report for the year ended December 31,2008 included an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern.
The Company provided PwC with a copy of this Current Report on Form 8-K and requested that PwC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated November 30, 2011, is filed as Exhibit 16 to this Form 8-K.
Engagement of New Independent Registered Public Accounting Firm
On November 23, 2011, the Company appointed Ernst & Young LLP as the Company’s new independent registered public accounting firm. The decision to engage Ernst & Young LLP was approved by the Audit Committee on November 23, 2011. Ernst & Young LLP audited the financial statements of Verge Media Companies, Inc., the predecessor of Verge Media Companies, LLC (“Verge”) for the fiscal years ended December 31, 2010 and 2009. A wholly-owned subsidiary of the Company merged with Verge on October 21, 2011.
During the years ended December 31, 2010 and 2009 and through the period ended November 23, 2011, the Company did not consult with Ernst & Young LLP regarding (1) the application of accounting principles to any specified transactions, either completed or proposed, (2) the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Ernst & Young LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (3) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Section 9	Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following is a list of the exhibits filed as a part of this Form 8-K:

Exhibit
No.	Description of Exhibit
16	Letter from PricewaterhouseCoopers LLP, dated as of November 30, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD ONE, INC.
Date: November 30, 2011	By:	/s/ David Hillman
		Name:	David Hillman
		Title:	Executive Vice President